UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2017

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2180 Rutherford Road

Carlsbad, California 92008-7328

(Address of Principal Executive Offices, Including Zip Code)

(760) 931-1771

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 3, 2017, Callaway Golf Company (“Callaway”) entered into a definitive agreement to acquire travisMathew, LLC, a California limited liability company (“TravisMathew”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Callaway, TravisMathew, OTP LLC, a California limited liability company and wholly-owned subsidiary of Callaway (“Merger Sub”), and John Kruger, an individual, in his capacity as the member representative. The Merger Agreement provides that Callaway will acquire TravisMathew by way of a merger of Merger Sub with and into TravisMathew, with TravisMathew surviving as a wholly-owned subsidiary of Callaway (the “Merger”). The board of directors of Callaway has unanimously approved the Merger, the Merger Agreement and the transactions contemplated thereby.

Under the terms of the Merger Agreement, Callaway will pay an aggregate purchase price of $125.5 million in cash, subject to a working capital adjustment. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each unit (other than dissenting units, if any) of limited liability company interest of TravisMathew (each a “Company Unit”) will be automatically converted into the right to receive, subject to the terms of the Merger Agreement, the cash merger consideration.

Callaway and TravisMathew agreed to customary representations, warranties and covenants in the Merger Agreement. Subject to certain limitations, the holders of Company Units are required to indemnify Callaway for losses resulting from any breaches of TravisMathew’s representations, warranties and covenants made in the Merger Agreement and certain other matters. To supplement the indemnification provided by the holders of Company Units, Callaway has obtained representation and warranty insurance.

During the period from the date of the Merger Agreement until the Effective Time, TravisMathew has agreed to conduct its business in the ordinary course and in a manner consistent with past custom and practice and not to take certain actions prior to the Effective Time without the consent of Callaway.

The closing of the Merger is subject to customary conditions, including, among others, (i) the absence of any governmental order restraining, enjoining or otherwise making illegal the consummation of the transactions contemplated by the Merger Agreement, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the accuracy of the parties’ representations and warranties contained in the Merger Agreement (subject to certain materiality qualifications), (iv) the parties’ compliance with the covenants and agreements in the Merger Agreement in all material respects, and (v) the absence of any material adverse effect on TravisMathew. The Merger is expected to close in the third quarter of 2017.

The Merger Agreement contains customary termination rights for both Callaway and TravisMathew, including, among other bases for termination, if the Merger is not consummated within 90 days following the date of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to this Current Report on Form 8-K to provide investors with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about Callaway, TravisMathew or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to important qualifications and limitations agreed upon by the parties for the purposes of allocating contractual risk among such parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to such contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Callaway’s public disclosures.

Item 7.01	Regulation FD Disclosure.*

On August 3, 2017, Callaway issued a press release captioned “Callaway Golf Company to Acquire TravisMathew for $125.5 Million.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.*

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of August 3, 2017, by and among Callaway Golf Company, OTP LLC, travisMathew, LLC and John Kruger, an individual, in his capacity as the member representative.**

The following exhibit is being furnished herewith:

Exhibit 99.1	Press Release, dated August 3, 2017, captioned “Callaway Golf Company to Acquire TravisMathew for $125.5 Million.”

*	The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
**	Certain schedules referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

Forward-Looking Statements

Statements used in this report that relate to the expected timing, completion and effects of the Merger and the other transactions contemplated by the Merger Agreement and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Readers are cautioned not to place undue reliance on these forward-looking statements, and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Callaway may not be able to complete the proposed transaction on the terms described above or at all because of a number of factors, including, without limitation, (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (ii) the failure of the parties to satisfy the closing conditions to the Merger and (iii) the effect of the announcement of the Merger on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally. These forward-looking statements should not be relied upon as representing Callaway’s views as of any date subsequent to the date hereof. For additional information concerning the risks affecting Callaway’s business and other risks and uncertainties that could affect these statements, see Callaway’s Annual Report on Form 10-K for the year ended December 31, 2016 as well as other risks and uncertainties detailed from time to time in Callaway’s reports on Forms 10-K, 10-Q and 8-K subsequently filed with the Securities and Exchange Commission. Callaway undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2017	CALLAWAY GOLF COMPANY

	By:	/s/ Brian P. Lynch
Brian P. Lynch
Senior Vice President, Chief Financial Officer,
General Counsel and Corporate Secretary